                   THIRD AMENDED AND RESTATED VOTING AGREEMENT

     THIS THIRD AMENDED AND RESTATED VOTING AGREEMENT (this "Agreement") is entered into as of February 1, 1999, by and among the stockholders named on the signature pages hereto (collectively, the "Stockholders") and Sterling Chemicals Holdings, Inc., a Delaware corporation (the "Company").

                             PRELIMINARY STATEMENTS

     A. The Stockholders are beneficial owners of Common Stock (as defined below).

     B. On August 21, 1996, Frank P. Diassi and Marianne R. Diassi, Joint Tenants With Right of Survivorship, William C. And Margaret W. Oehmig, Tenants in Common, The Rheney Living Trust U/A 8/23/93, Frank J. Hevrdejs, Hunter Nelson, Clipper Capital Associates, L.P., Clipper Equity Partners I, L.P., Clipper/Merchant Partners, L.P., Clipper/Merban, L.P., Clipper/European Re, L.P., CS First Boston Merchant Investments 1995/96, L.P., FSI No. 2 Corporation, Koch Capital Services, Inc., Olympus Growth Fund II, L.P. and Olympus Executive Fund, L.P. (collectively, the "Original Parties") entered into that certain Voting Agreement with the Company (the "Original Voting Agreement").

     C. On January 22, 1997, the Original Parties and the Company entered into that certain Amended and Restated Voting Agreement (the "First Amended and Restated Voting Agreement") pursuant to which the Original Voting Agreement was amended in certain respects and restated in its entirety.

     D. Certain of the Original Parties have heretofore transferred an aggregate of 100,133 shares of Common Stock to the transferees named in Schedule 1 (the "Donees") and, in connection with such transfers, the Donees became parties to the First Amended and Restated Voting Agreement.

     E. On December 15, 1998, the Original Parties, the Donees and the Standby Investors (as defined below) entered into that certain Amended and Restated Voting Agreement (the "Second Amended and Restated Voting Agreement") pursuant to which the First Amended and Restated Voting Agreement was amended in certain respects and restated in its entirety.

     F. The parties hereto desire to amend the Second Amended and Restated Voting Agreement in certain respects and to restate the Second Amended and Restated Voting Agreement, as so amended, in its entirety.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, hereby agree as follows:

                                    ARTICLE I

                         Definitions and Interpretation

     1.1. Definitions. Capitalized terms used in this Agreement shall have the following respective meanings, except as otherwise provided herein or as the context shall otherwise require:

     "Agreement" has the meaning specified in the introductory paragraph.

     "Annual Cain Designation" has the meaning specified in Section 5.2.

     "Annual Clipper Designation" has the meaning specified in Section 3.2.

     "Annual Koch Designation" has the meaning specified in Section 4.2.

     "Annual Meeting" means an annual meeting of the stockholders of the Company.

     "Board" means the board of directors of the Company.

     "Cain" means Gordon A. Cain.

     "Cain Designee" means a person designated as a nominee for election to the Board pursuant to Article V.

     "Cain Director" means a director of the Company designated by Cain pursuant to Article V.

     "Clipper Designee" means a person designated as a nominee for election to the Board pursuant to Article III.

     "Clipper Director" means a director of the Company designated by the Clipper Representative pursuant to Article III.

     "Clipper Investors" means (i) Clipper Capital Associates, L.P., (ii) Clipper Equity Partners I, L.P., (iii) Clipper/Merchant Partners, L.P., (iv) Clipper/European Re, L.P., Clipper/Merban, L.P., (v) CS First Boston Merchant Investments 1995/96, L.P., (vi) certain accredited investors who enter into agreements with Clipper Capital Associates, L.P. under which such partnership acts as a nominee with respect to Common Stock purchased on behalf of such investors and who are identified as Clipper Investors by written notice given by Clipper Capital Associates, L.P. to the Company and (vii) those employees of CS First Boston Corporation who enter into subscription agreements with the Company and who are identified as Clipper Investors by written notice given by Clipper Capital Associates, L.P. to the Company.

     "Clipper Observer" has the meaning specified in Section 3.6.

     "Clipper Representative" means Clipper Equity Partners I, L.P. so long as it holds Voting Stock and thereafter means all the remaining Clipper Investors.

     "Common Stock" means the common stock, par value $0.01 per share, of the Company and any other class of capital stock of the Company entitled to vote generally in an election of directors.

     "Company" has the meaning specified in the introductory paragraph.

     "Donees" has the meaning specified in the Preliminary Statements.

     "First Amended and Restated Voting Agreement" has the meaning specified in the Preliminary Statements.

     "Holders" means the Original Parties, the Standby Investors, Von D. Oehmig and any other person or entity that becomes a party to this Agreement after the date hereof in accordance with the terms of this Agreement.

     "Koch" means Koch Capital Services, Inc.

     "Koch Designee" means a person designated for election to the Board pursuant to Article IV.

     "Koch Director" means a director of the Company designated by Koch pursuant to Article IV.

     "Original Parties" has the meaning specified in the Preliminary Statements.

     "Original Voting Agreement" has the meaning specified in the Preliminary Statements.

     "Purchase Agreement" has the meaning specified in Section 5.1.

     "Second Amended and Restated Voting Agreement" has the meaning specified in the Preliminary Statements.

     "Standby Investors" means Cain, William A. McMinn and James Crane.

     "Stockholders" has the meaning specified in the introductory paragraph.

     "Voting Agreement" means (i) with respect to any day during the period from August 21, 1996 through January 21, 1997, the Original Voting Agreement, (ii) with respect to any day during the period from January 22, 1997 through December 14, 1998, the First Amended and Restated Voting Agreement, (iii) with respect to any day during the period from December 15, 1998 through January 31, 1999, the Second Amended and Restated Voting Agreement, and (iv) with respect to any day thereafter, this Agreement.

     "Voting Stock" means, with respect to any Holder, (i) all shares of Common Stock owned by such Holder on the date such Holder became or becomes a party to the Voting Agreement, (ii) all shares of Common Stock issued by the Company to or acquired by such Holder after the date such Holder became or becomes a party to the Voting Agreement, whether in connection with a purchase, issuance, grant, stock split, stock dividend, reorganization, warrant, option, convertible security, right to acquire or otherwise, and (iii) all securities of the Company or any other corporation or entity which such Holder acquires after the date hereof in respect of his, her or its shares of Common Stock referred to in clauses (i) and (ii) above in connection with any exchange, merger, consolidation, recapitalization, reorganization or other transaction to which the Company is a party.

     1.2. Interpretation. (a) In this Agreement, unless a contrary intention appears:

     (i) all terms defined in the singular shall have the same meanings in the plural and vice versa;

     (ii) reference to any gender includes each other gender and the neuter;

     (iii) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

     (iv) reference to any person or entity includes such person's or entity's heirs, executors, personal representatives, administrators, successors and assigns but, if applicable, only if such heirs, executors, personal representatives, administrators, successors and assigns are permitted by this Agreement, and reference to a person or entity in a particular capacity excludes such person or entity in any other capacity or individually;

     (v) reference to any agreement, document or instrument means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof; and

     (vi) reference to any Article or Section means such Article or Section hereof.

     (b) The captions and headings contained herein are for convenience only and shall not be considered or given any effect in construing the provisions hereof if any question of intent should arise.

     (c) All references to Articles, Sections and Schedules shall be deemed to be references to the Articles and Sections of this Agreement and the Schedules attached hereto which are made a part hereof and incorporated herein by reference, respectively.

     (d) The word "including" (and with correlative meaning "include") means including, without limiting the generality of any description preceding such term.

     (e) Where any provision of this Agreement refers to action to be taken by any person or entity, or which such person or entity is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such person or entity.

     (f) This Agreement shall be deemed drafted jointly by all the parties hereto and shall not be interpreted or construed against any party hereto solely because such party or its legal counsel drafted such provision.

                                   ARTICLE II

                                  Size of Board

     The parties hereto acknowledge and agree that, so long as this Agreement remains in effect, at no time shall the total number of directors of the Company be less than the sum of (i) four plus (ii) the total number of director nominees that the Clipper Representative, Koch and Cain shall then be entitled to designate in accordance with Articles III, IV and V, respectively.

                                   ARTICLE III

                        The Clipper Director and Observer

     3.1. General. The Clipper Representative shall be entitled to designate one individual as a director nominee to serve on the Board. Such designation shall be made annually as provided in Section 3.2 or at other times as provided in
Section 3.3. The parties hereto acknowledge that Robert B. Calhoun has heretofore been designated and elected as the initial Clipper Director. The Clipper Director shall serve on the Board until a successor director shall be duly elected and qualified or until his earlier death, removal or resignation.

     3.2. Annual Clipper Designations. The Company shall, no later than 45 days prior to the mailing of any proxy statement with respect to an Annual Meeting, notify the Clipper Representative of the date of such mailing. As soon as practicable after receipt of such notice but in any event no later than 20 days prior to the mailing date specified therein, the Clipper Representative shall provide the Company a written instrument ("Annual Clipper Designation") designating either the incumbent Clipper Director or a person other than the incumbent Clipper

Director, in which event the Annual Clipper Designation shall include such other person's name, age, principal occupation, business address and telephone number and residence address and telephone number. The Annual Clipper Designation shall also include or be accompanied by (i) all information relating to the person designated therein that is required to be disclosed in the proxy statement pursuant to applicable regulations of the Securities and Exchange Commission,
(ii) such person's social security number, (iii) such person's consent to being named in the proxy statement as a nominee and (iv) a statement of such person's intention to serve as a director if elected to the Board. The Company shall nominate for election at such Annual Meeting the person designated in the Annual Clipper Designation. Subject to applicable laws, the Company shall take all other actions reasonably necessary to cause the Clipper Designee to be elected to the Board. Each Holder agrees to vote (or caused to be voted) the Voting Stock owned by him, her or it in favor of the Clipper Designee and to take any other necessary or desirable action in his, her or its capacity as a holder of Voting Stock to cause the Clipper Designee to be elected to the Board.

     3.3. Interim Clipper Designations. In case a vacancy shall occur on the Board because of the death, resignation or removal of the Clipper Director, the Clipper Representative may elect either (i) to have such vacancy filled at the next Annual Meeting pursuant to a designation made in accordance with Section
3.2 or (ii) to have such vacancy filled prior to such Annual Meeting by a majority of the directors remaining in office. If the Clipper Representative wishes to make the election provided for in clause (ii) above, it shall designate a successor director nominee by written notice given to the Company and each of the other Holders (the "Interim Clipper Designation"). Subject to applicable laws, the Company shall recommend that the remaining directors elect the Clipper Designee named in any Clipper Interim Designation and shall take all other actions reasonably necessary to cause such Clipper Designee to be elected to the Board. Each Holder agrees to vote (or cause to be voted) the Voting Stock owned by him, her or it in favor of any such Clipper Designee and to take any other necessary or desirable action in his, her or its capacity as a holder of Voting Stock to cause any such Clipper Designee to be elected to the Board. Without limitation of the foregoing, each of Cain and Koch agrees to cause the Cain Director and the Koch Director, respectively, to vote in favor of any such Clipper Designee and each Holder who is a member of the Board agrees, subject to his fiduciary duties, to vote in favor of any such Clipper Designee.

     (b) In the event Clipper shall make an Interim Clipper Designation in accordance with paragraph (a) above in order to fill the vacancy created by the death, resignation or removal of the Clipper Director and in the event a majority of the directors remaining in office shall fail or refuse to appoint the Clipper Designee named in such Interim Clipper Designation to fill such vacancy within 30 days after receipt by the Company of such Interim Clipper Designation, then the Company agrees, if requested by Clipper to do so, to call a special meeting of the stockholders of the Company for the purpose of voting upon a proposal to elect such Clipper Designee to the Board; provided, however, that in no event shall the Company be required to call a special meeting of the stockholders if the Company has given a formal notice of the next Annual Meeting.

     3.4. Failure of Clipper to Designate. If the Clipper Representative shall fail or refuse to designate a nominee for director pursuant to Section 3.2 or 3.3, such directorship shall remain vacant unless and until such designation shall be made as provided in this Article III; provided, however, that if such vacancy results in less than the minimum number of directors required by law or by the charter or bylaws of the Company as then in effect, such vacancy shall be filled by an individual elected by a majority of the directors then serving.

     3.5. Removal of Clipper Director. The Clipper Representative shall have the exclusive right (except as otherwise provided by applicable law or the Company's charter) to remove or replace the Clipper Director. If the Clipper Representative desires to remove the Clipper Director, it shall give written notice of such desire to the Company and the other Holders who shall thereupon become obligated to vote all Voting Stock owned by them in favor of the removal of the Clipper Director. No Holder (other than the Clipper Investors) shall vote any Voting Stock owned by him, her or it or take any other action in his, her or its capacity as a holder of Voting Stock for the removal of the Clipper Director without the prior written approval of the Clipper Representative.

     3.6. The Clipper Observer. The Clipper Representative shall have the right, exercisable by written notice to the Company, to designate from time to time an observer (the "Clipper Observer") who shall have the right to attend meetings of the Board and to receive information delivered to the Board, at the expense of the Clipper Investors. The initial Clipper Observer shall be Kevin A. Macdonald.

     3.7. Termination/Suspension of Clipper Rights. Notwithstanding anything in this Agreement to the contrary, the rights of the Clipper Investors and the Clipper Representative under this Article III and the obligations of the other parties hereto under this Article III shall terminate immediately and without notice upon the earliest of (i) August 21, 2006, (ii) the termination of this Agreement under Section 8.4 and (iii) any event or occurrence resulting in the holding by the Clipper Investors of less than 5% of the outstanding shares of Common Stock. Promptly upon the termination of its rights under this Article III, the Clipper Investors agree to (i) cause the resignation of, or provide notice to the Company and the other Holders as provided in Section 3.5 requesting the removal of, the incumbent Clipper Director and (ii) inform the Clipper Observer that his rights under Section 3.6 have terminated.

     3.8. Irrevocable Proxy. Each of the Holders hereby grants to the Clipper Representative, on behalf of the Clipper Investors, an irrevocable proxy to vote all shares of Voting Stock presently or at any future time owned beneficially or of record by such Holder which such Holder is entitled to vote, and to represent and otherwise act as such Holder could act, in the same manner and with the same effect as if such Holder were personally present, at any annual, special or other meeting of the stockholders of the Company, and at any adjournment thereof, or pursuant to any written consent in lieu of meeting or otherwise; provided, however, that any such vote or consent in lieu thereof or any other action so taken shall be solely for the purposes of electing a Clipper Designee to the Board as provided in Section 3.2 or 3.3 or removing the Clipper Director from the Board as provided in Section 3.5.

                                   ARTICLE IV

                                The Koch Director

     4.1. General. Koch shall be entitled to designate one individual as a director nominee to serve on the Board. Such designation shall be made annually as provided in Section 4.2 or at other times as provided in Section 4.3. The parties hereto acknowledge that George J. Damiris has heretofore been designated and elected as the current Koch Director. The Koch Director shall serve on the Board until a successor director shall be duly elected and qualified or until his earlier death, removal or resignation.

     4.2. Annual Koch Designations. The Company shall, no later than 45 days prior to the mailing of any proxy statement with respect to an Annual Meeting, notify Koch of the date of such mailing. As soon as practicable after receipt of such notice but in any event no later than 20 days prior to the mailing date specified therein, Koch shall provide the Company a written statement ("Annual Koch Designation") designating either the incumbent Koch Director or a person other than the incumbent Koch Director, in which event the Annual Koch Designation shall include such other person's name, age, principal occupation, business address and telephone number and residence address and telephone number. The Annual Koch Designation shall also include or be accompanied by (i) all information relating to the person designated therein that is required to be disclosed in the proxy statement pursuant to applicable regulations of the Securities and Exchange Commission, (ii) such person's social security number,
(iii) such person's consent to being named in the proxy statement as a nominee and (iv) a statement of such person's intention to serve as a director if elected to the Board. The Company shall nominate for election at such Annual Meeting the person designated in the Annual Koch Designation. Subject to applicable laws, the Company agrees to take all other actions reasonably necessary to cause the Koch Designee to be elected to the Board. Each Holder agrees to vote (or cause to be voted) the Voting Stock owned by him, her or it in favor of the Koch Designee and to take any other necessary or desirable action in his, her or its capacity as a holder of Voting Stock to elect the Koch Designee to the Board.

     4.3. Interim Koch Designations. (a) In case a vacancy shall occur on the Board because of the death, resignation or removal of the Koch Director, Koch may elect either (i) to have such vacancy filled at the next Annual Meeting pursuant to a designation made in accordance with Section 4.2 or (ii) to have such vacancy filled prior to such Annual Meeting by a majority of the directors remaining in office. If Koch wishes to make the election provided for in clause
(ii) above, it shall designate a successor director nominee by written notice given to the Company and each of the other Holders (the "Interim Koch Designation"). Subject to applicable laws, the Company shall recommend that the remaining directors elect the Koch Designee named in the Interim Koch Designation and shall take all other actions reasonably necessary to cause such Koch Designee to be elected to the Board. Each Holder agrees to vote the Voting Stock owned by him, her or it in favor of any such Koch Designee and to take any other necessary or desirable action in his, her or its capacity as a holder of Voting Stock to cause any such Koch Designee to be elected to the Board. Without limitation of the foregoing, each of Cain and the Clipper Investors agrees to cause the Cain Director and the Clipper Director, respectively, to vote in favor of any such Koch Designee and each Holder who is a member of the Board agrees, subject to his fiduciary duties, to vote in favor of any such Koch Designee.

     (b) In the event Koch shall make an Interim Koch Designation in accordance with paragraph (a) above in order to fill the vacancy created by the death, resignation or removal of the Koch Director and in the event a majority of the directors remaining in office shall fail or refuse to appoint the Koch Designee named in such Interim Koch Designation to fill such vacancy within 30 days after receipt by the Company of such Interim Koch Designation, then the Company agrees, if requested by Koch to do so, to call a special meeting of the stockholders of the Company for the purpose of voting upon a proposal to elect such Koch Designee to the Board; provided, however, that in no event shall the Company be required to call a special meeting of the stockholders if the Company has given a formal notice of the next Annual Meeting.

     4.4. Failure of Koch to Designate. If Koch shall fail or refuse to designate a nominee for director pursuant to Section 4.2 or 4.3, such directorship shall remain vacant unless and until such designation shall be made as provided in this Article IV; provided, however, that if such vacancy results in less than the minimum number of directors required by law or by the charter or bylaws of the Company as then in effect, such vacancy shall be filled by an individual elected by a majority of the directors then serving.

     4.5. Removal of Koch Director. Koch shall have the exclusive right (except as otherwise provided by applicable law) to remove or replace the Koch Director. If Koch desires to remove the Koch Director, it shall give written notice of such desire to the Company and the other Holders who shall thereupon become obligated to vote all Voting Stock owned by them in favor of the removal of the Koch Director. No Holder (other than Koch) shall vote any Voting Stock owned by him, her or it or take any other action in his, her or its capacity as a holder of Voting Stock for the removal of the Koch Director without the prior written approval of Koch.

     4.6. Termination/Suspension of Koch Rights. Notwithstanding anything in this Agreement to the contrary, the rights of Koch under this Article IV and the obligations of the other parties hereto under this Article IV shall terminate immediately and without notice upon the earliest of (i) August 21, 2006, (ii) the termination of this Agreement under Section 8.4 and (iii) any event or occurrence resulting in the holding by Koch of less than 5% of the outstanding shares of Common Stock. Promptly upon the termination of its rights under this
Article IV, Koch agrees to cause the resignation of, or provide notice to the Company and the other Holders as provided in Section 4.5 requesting the removal of, the incumbent Koch Director.

     4.7. Irrevocable Proxy. Each of the Holders hereby grants to Koch an irrevocable proxy to vote all shares of Voting Stock presently or at any future time owned beneficially or of record by such Holder which such Holder is entitled to vote, and to represent and otherwise act as such Holder could act, in the same manner and with the same effect as if such Holder were personally present, at any annual, special or other meeting of the stockholders of the Company, and at any adjournment thereof, or pursuant to any written consent in lieu of meeting or otherwise; provided, however, that any such vote or consent in lieu thereof or any other action so taken shall be solely for the purposes of electing a Koch Designee to the Board as provided in Section 4.2 or 4.3 or removing the Koch Director from the Board as provided in Section 4.5.

                                    ARTICLE V

                                The Cain Director

     5.1. General. Cain shall be entitled to designate one individual as a director nominee to serve on the Board. The initial Cain Director may be designated by Cain at any time on or after the earlier of (i) February 1, 1999 and (ii) the consummation of the first Closing (as defined in that certain Standby Purchase Agreement dated as of December 15, 1998 between the Company and Cain, which is referred to herein as the "Purchase Agreement"). Thereafter, such designation shall be made annually as provided in Section 5.2 or at other times as provided in Section 5.3. In order to designate the initial Cain Director, Cain shall provide the Company a written statement designating a person as the Cain Director, which statement shall include such person's name, age, principal occupation, business address and telephone number and residence address and telephone number and shall also include or be accompanied by (A) all information relating to the person designated therein that is required to be disclosed in the proxy statement pursuant to applicable regulations of the Securities and Exchange Commission, (B) such person's social security number, (C) such person's consent to being named in the proxy statement as a nominee and (D) a statement of such person's intention to serve as a director if elected to the Board. Upon receipt of such statement, the Company shall, as soon as practicable, call a special meeting of the Board of Directors for the purpose of increasing the size of the Board of Directors by one and electing the initial Cain Designee to fill the vacancy caused by such increase.

     5.2. Annual Cain Designations. The Company shall, no later than 45 days prior to the mailing of any proxy statement with respect to an Annual Meeting, notify Cain of the date of such mailing. As soon as practicable after receipt of such notice but in any event no later than 20 days prior to the mailing date specified therein, Cain shall provide the Company a written statement ("Annual Cain Designation") designating either the incumbent Cain Director or a person other than the incumbent Cain Director, in which event the Annual Cain Designation shall include such other person's name, age, principal occupation, business address and telephone number and residence address and telephone number. The Annual Cain Designation shall also include or be accompanied by (i) all information relating to the person designated therein that is required to be disclosed in the proxy statement pursuant to applicable regulations of the Securities and Exchange Commission, (ii) such person's social security number,
(iii) such person's consent to being named in the proxy statement as a nominee and (iv) a statement of such person's intention to serve as a director if elected to the Board. The Company shall nominate for election at such Annual Meeting the person designated in the Annual Cain Designation. Subject to applicable laws, the Company agrees to take all other actions reasonably necessary to cause the Cain Designee to be elected to the Board. Each Holder agrees to vote (or cause to be voted) the Voting Stock owned by him, her or it in favor of the Cain Designee and to take any other necessary or desirable action in his, her or its capacity as a holder of Voting Stock to elect the Cain Designee to the Board.

     5.3. Interim Cain Designations. (a) In case a vacancy shall occur on the Board because of the death, resignation or removal of the Cain Director, Cain may elect either (i) to have such vacancy filled at the next Annual Meeting pursuant to a designation made in accordance with Section 5.2 or (ii) to have such vacancy filled prior to such Annual Meeting by a majority of the directors remaining in office. If Cain wishes to make the election provided for in clause
(ii) above, he shall designate a successor director nominee by written notice given to the Company and each of the other Holders (the "Interim Cain Designation"). Subject to applicable laws, the Company shall recommend that the remaining directors elect the Cain Designee named in the Interim Cain Designation and shall take all other actions reasonably necessary to cause such Cain Designee to be elected to the Board. Each Holder agrees to vote the Voting Stock owned by him, her or it in favor of any such Cain Designee and to take any other necessary or desirable action in his, her or its capacity as a holder of Voting Stock to cause any such Cain Designee to be elected to the Board. Without limitation of the foregoing, each of the Clipper Investors and Koch agrees to cause the Clipper Director and the Koch Director, respectively, to vote in favor of any such Cain Designee and each Holder who is a member of the Board agrees, subject to his fiduciary duties, to vote in favor of any such Cain Designee.

     (b) In the event Cain shall make an Interim Cain Designation in accordance with paragraph (a) above in order to fill the vacancy created by the death, resignation or removal of the Cain Director and in the event a majority of the directors remaining in office shall fail or refuse to appoint the Cain Designee named in such Interim Cain Designation to fill such vacancy within 30 days after receipt by the Company of such Interim Cain Designation, then the Company agrees, if requested by Cain to do so, to call a special meeting of the stockholders of the Company for the purpose of voting upon a proposal to elect such Cain Designee to the Board; provided, however, that in no event shall the Company be required to call a special meeting of the stockholders if the Company has given a formal notice of the next Annual Meeting.

     5.4. Failure of Cain to Designate. If Cain shall fail or refuse to designate a nominee for director pursuant to Section 5.2 or 5.3, such directorship shall remain vacant unless and until such designation shall be made as provided in this Article V; provided, however, that if such vacancy results in less than the minimum number of directors required by law or by the charter or bylaws of the Company as then in effect, such vacancy shall be filled by an individual elected by a majority of the directors then serving.

     5.5. Removal of Cain Director. Cain shall have the exclusive right (except as otherwise provided by applicable law) to remove or replace the Cain Director. If Cain desires to remove the Cain Director, he shall give written notice of such desire to the Company and the other Holders who shall thereupon become obligated to vote all Voting Stock owned by them in favor of the removal of the Cain Director. No Holder (other than Cain) shall vote any Voting Stock owned by him, her or it or take any other action in his, her or its capacity as a holder of Voting Stock for the removal of the Cain Director without the prior written approval of Cain.

     5.6. Termination/Suspension of Cain Rights. Notwithstanding anything in this Agreement to the contrary, the rights of Cain under this Article V and the obligations of the other parties hereto under this Article V shall terminate immediately and without notice upon the earlier of (i) the termination of this Agreement under Section 8.4 and (ii) any event or occurrence resulting in the holding by Cain of less than 5% of the outstanding shares of Common Stock; provided, however, that such rights and obligations shall remain in full force and effect so long as Cain is obligated to purchase Common Stock pursuant to the Purchase Agreement. Promptly upon the termination of his rights under this Article V, Cain agrees to cause the resignation of, or provide notice to the Company and the other Holders as provided in Section 5.5 requesting the removal of, the incumbent Cain Director.

     5.7. Irrevocable Proxy. Each of the Holders hereby grants to Cain an irrevocable proxy to vote all shares of Voting Stock presently or at any future time owned beneficially or of record by such Holder which such Holder is entitled to vote, and to represent and otherwise act as such Holder could act, in the same manner and with the same effect as if such Holder were personally present, at any annual, special or other meeting of the stockholders of the Company, and at any adjournment thereof, or pursuant to any written consent in lieu of meeting or otherwise; provided, however, that any such vote or consent in lieu thereof or any other action so taken shall be solely for the purposes of electing a Cain Designee to the Board as provided in Section 5.2 or 5.3 or removing the Cain Director from the Board as provided in Section 5.5.

                                   ARTICLE VI

               Certain Restrictions on Sale of Voting Stock, etc.

     6.1. Stock Legend. (a) Each certificate for shares of Voting Stock owned by any Holder shall bear the following legend:

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A VOTING AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF STERLING CHEMICALS HOLDINGS, INC., AND ARE HELD AND MAY BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF ONLY IN ACCORDANCE WITH SUCH AGREEMENT.

     (b) Upon the termination of this Agreement under Section 8.4, the Company shall, without charge and upon surrender of certificates by the holders thereof and written request of such holders, cancel all certificates evidencing shares of Common Stock bearing the legend described above and issue to the holders thereof replacement certificates that do not bear such legend for an equal number of shares held by such holders. Upon the transfer of any Common Stock bearing the legend described above to a party believed by the Company to be not bound by and subject to this Agreement by virtue of Section 8.3, the Company shall, without charge and upon surrender of certificates by the holders thereof and written request of either the transferor or transferee, cancel all certificates evidencing such shares of Common Stock and issue to the transferee thereof replacement certificates that do not bear such legend.

     6.2. Voting Trusts, etc. No Holder shall deposit any shares of Voting Stock in a voting trust or subject any shares of Voting Stock to any arrangement or agreement (other than this Agreement) with respect to the voting of such shares unless such trust or arrangement or agreement is made expressly subject to the provisions of this Agreement. Except as provided in this Agreement, no Holder shall give any proxy or power of attorney with respect to any shares of Voting Stock that permits the holder thereof to vote such shares in its discretion in an election of directors or for the removal of the Clipper Director, the Koch Director or the Cain Director unless such proxy or power of attorney is made expressly subject to the provisions of this Agreement.

                                   ARTICLE VII

                         Representations and Warranties

     Each party hereto hereby represents and warrants, severally and not jointly, to each other party hereto as follows:

          (a) Such party has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

          (b) Assuming this Agreement has been duly and validly authorized, executed and delivered by the other parties hereto, this Agreement constitutes a valid and binding agreement of such party, enforceable in accordance with its terms.

          (c) Neither the execution and delivery of this Agreement by such party nor the consummation by such party of the transactions contemplated hereby will conflict with or constitute a violation of or default under any contract, commitment, agreement, arrangement or restriction of any kind to which such party is a party or by which such party is bound.

                                  ARTICLE VIII

                            Miscellaneous Provisions

     8.1. Release of Donees. Upon this Agreement becoming effective, each of the Donees and any and all shares of Common Stock heretofore transferred to each of the Donees (as set forth on Schedule 1) shall be released from, and cease to be bound by, the terms of this Agreement. From and after the effectiveness of this Agreement, the Company shall, without charge and upon surrender of certificates by the holders thereof and written request of such holders, cancel all certificates evidencing such shares of Common Stock bearing the legend described in Section 6.1 and issue to the holders thereof replacement certificates that do not bear such legend for an equal number of shares held by such holders.

     8.2. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the

United States or any state thereof having jurisdiction (this being in addition to any other remedy to which they are entitled at law or in equity), and each party hereto agrees to waive in any action for such enforcement the defense that a remedy at law would be adequate.

     8.3. Agreement Binding on Certain Transferees. (a) Except as otherwise provided in paragraphs (b) and (c) below, prior to any transfer of shares of Voting Stock by any Holder, the transferee of such shares must agree in writing to become bound by the terms of this Agreement. For purposes of this Agreement, all references to Holders shall be deemed to refer to the Holders and all direct and indirect transferees thereof so required to become bound.

     (b) Notwithstanding any provision of this Agreement to the contrary, no person or entity shall be required to become a party to or agree to be bound by the terms of this Agreement solely on account of the acquisition by such person or entity of shares of Voting Stock (i) pursuant to a bona fide public offering of such shares or (ii) pursuant to a sale of such shares pursuant to Rule 144 under the Securities Act of 1933, as amended.

     (c) Each Holder may request to transfer shares of Voting Stock by gift to any person or entity free of the restrictions contained in this Agreement by providing written notice to the Company of such request on or before December 1 of any calendar year (a "Gift Transfer Request"). As soon as practicable after December 1 of each year, the Company shall calculate the number of shares of Common Stock by which (i) the aggregate number of shares of Common Stock then subject to the Voting Agreement exceeds (ii) 51% of the then issued and outstanding shares of Common Stock (such excess shares being the "Shares Available for Transfer"). If the Shares Available for Transfer exceeds the aggregate number of shares of Common Stock requested to be transferred pursuant to all timely Gift Transfer Requests, each Holder that has timely delivered a Gift Transfer Request shall be entitled, on or before December 31 of such year, to make the transfers described in such Gift Transfer Requests free of the restrictions contained in this Agreement, in which event the transferees shall not be required to become a party to or agree to be bound by the terms of this Agreement solely on account of such transfers. If the aggregate number of shares of Common Stock requested to be transferred pursuant to all timely Gift Transfer Requests exceeds the Shares Available for Transfer, each Holder shall be entitled, on or before December 31 of such year, to transfer its pro rata portion of the Shares Available for Transfer (based upon the respective number of shares of Common Stock requested to be transferred under all timely Gift Transfer Requests) free of the restrictions contained in this Agreement, in which event the transferees shall not be required to become a party to or agree to be bound by the terms of this Agreement solely on account of such transfers. The Company shall, as soon as practicable after December 1 of each year, notify each Holder that has timely delivered a Gift Transfer Request of the aggregate number of shares of Common Stock which such Holder may transfer free of the restrictions contained in this Agreement.

     (d) Nothing contained in this Section 8.3 shall prohibit or restrict any Holder from transferring any shares of Voting Stock to any person or entity, by gift or otherwise, if the transferee is a party to this Agreement or, at the time of such transfer, becomes a party to this Agreement.

     8.4. Term of Agreement. (a) This Agreement shall not become effective for any purpose until such time as one or more counterparts hereof shall have been executed and delivered by the Company and those persons and entities that are Holders as of the date hereof and the Second Amended and Restated Voting Agreement shall remain in full force and effect until such time.

     (b) This Agreement shall terminate on December 15, 2008 or such earlier date as all of the persons and entities that then have the right hereunder to designate individuals as director nominees to serve on the Board shall agree upon in writing. Upon the termination of this Agreement, the rights and obligations hereunder of the Company and the Holders shall terminate and the provisions of this Agreement shall be of no force and effect.

     8.5. Reliance on Opinions of Counsel. (a) The Company shall not be obligated to take any action hereunder which is contrary to applicable law. The Company may rely and shall be fully protected in acting upon any notice, request, consent, approval or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper person or persons. The Company may consult with, and obtain advice from, legal counsel in the event any question as to any of its duties hereunder and it shall incur no liability and shall be fully protected in acting or refusing to act in good faith in accordance with the written opinion or advice of such counsel.

     (b) Any notice, request, designation, consent or approval given or made by any Holder hereunder shall be conclusive and binding on the heirs, executors, personal representatives, administrators, successors, assigns and transferees of such Holder.

     (c) For the purpose of determining the number of shares of Voting Stock owned or held by any Holder, the Company may rely and shall be fully protected in acting upon the records maintained by or on behalf of the Company.

     8.6. No Inconsistent Actions. Neither the Company nor any Holder shall, directly or indirectly, undertake any course of action inconsistent with the provisions or intent of this Agreement. Without limitation of the foregoing, the Company and each Holder agrees that it will not amend or cause to be amended the provisions of the Company's charter or bylaws if such amendment would create a conflict or inconsistency between this Agreement and the Company's charter or bylaws.

     8.7. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, personal representatives, administrators, successors and permitted assigns.

     8.8. Amendments. Except as otherwise specifically provided herein, this Agreement shall not be amended other than by an instrument in writing signed by the Company and all of the Holders; provided, however, that any shares of Voting Stock subject to the terms of this Agreement, and any person or entity, may be released from the terms of this Agreement with the written consent of all of the persons and entities that then have the right hereunder to designate individuals as director nominees to serve on the Board.

     8.9. Notices. Any notice, request or communication shall be sufficiently given if given in writing addressed as indicated on the signature pages hereof. Notice shall be deemed given when transmitted by telex or telecopier, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, three business days after the date deposited in the United States mails. Each party hereto, by written notice to the other parties, may designate additional or different addresses for subsequent notices or communications.

     8.10. Counterparts. This Agreement may be executed in counterparts, each of which when executed shall be deemed an original, but all of which together shall constitute one and the same agreement.

     8.11. Entire Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior arrangements or understandings with respect to the subject matter hereof.

     8.12. Conflict with Governing Documents. In the event of a conflict between this Agreement and the certificate of incorporation or the bylaws of the Company, the provisions of this Agreement shall govern.

     8.13. Governing Law. THE LAWS OF THE JURISDICTION IN WHICH HOLDINGS IS INCORPORATED, THE STATE OF DELAWARE, SHALL GOVERN THIS AGREEMENT WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first written above.

                                       THE COMPANY:

                                       STERLING CHEMICALS HOLDINGS, INC.
                                       1200 Smith Street, Suite 1900
                                       Houston, Texas 77002
                                       Attention: General Counsel and Secretary
                                       Fax: 713-654-9577


                                       By:
                                          -------------------------------------
                                          Peter W. De Leeuw, President and
                                            Chief Executive Officer

                                       STOCKHOLDERS:


                                       ----------------------------------------
                                       Frank P. Diassi
                                       6 Commerce Drive
                                       Cranford, New Jersey  07016
                                       Fax: (908) 276-5635



                                       ----------------------------------------
                                       Marianne R. Diassi
                                       6 Commerce Drive
                                       Cranford, New Jersey  07016
                                       Fax: (908) 276-5635


                                       WILLIAM C. AND MARGARET W. OEHMIG
                                       TENANTS IN COMMON
                                       8 Greenway Plaza, Suite 702
                                       Houston, Texas 77046
                                       Fax: (713) 877-1824



                                       ----------------------------------------
                                       William C. Oehmig



                                       ----------------------------------------
                                       Margaret W. Oehmig


                                       THE RHENEY LIVING TRUST U/A 8/23/93
                                       8 Greenway Plaza, Suite 702
                                       Houston, Texas 77046
                                       Fax: (713) 877-1824



                                       By:
                                          -------------------------------------
                                          Susan O. Rheney, As Trustee

                                       ----------------------------------------
                                       Frank J. Hevrdejs
                                       8 Greenway Plaza, Suite 702
                                       Houston, Texas  77046
                                       Fax: (713) 877-1824



                                       ----------------------------------------
                                       Hunter Nelson
                                       8 Greenway Plaza, Suite 702
                                       Houston, Texas  77046
                                       Fax: (713) 877-1824


                                       CLIPPER CAPITAL ASSOCIATES, L.P., in its
                                         individual capacity and as nominee
                                       By: Clipper Capital Associates, Inc.
                                             its general partner


                                           By:
                                              ---------------------------------
                                           Printed Name:
                                                        -----------------------
                                           Title:
                                                 ------------------------------
                                           Attn: Eugene Lynch
                                           650 Madison Avenue, 9th Floor
                                           New York, New York 10022
                                           Fax: (212) 940-6055

                                   CLIPPER EQUITY PARTNERS I, L.P.
                                   By: Clipper Capital Associates, L.P.
                                         its general partner
                                       By: Clipper Capital Associates, Inc.
                                             its general partner


                                           By:
                                              ---------------------------------
                                           Printed Name:
                                                        -----------------------
                                           Title:
                                                 ------------------------------
                                                 Attn: Eugene Lynch
                                                 650 Madison Avenue, 9th Floor
                                                 New York, New York 10022
                                                 Fax: (212) 940-6055


                                   CLIPPER/MERCHANT PARTNERS, L.P.
                                   By: Clipper Capital Associates, L.P.
                                         its general partner
                                       By: Clipper Capital Associates, Inc.
                                             its general partner


                                           By:
                                              ---------------------------------
                                           Printed Name:
                                                        -----------------------
                                           Title:
                                                 ------------------------------
                                                 Attn: Eugene Lynch
                                                 650 Madison Avenue, 9th Floor
                                                 New York, New York 10022
                                                 Fax: (212) 940-6055

                                   CLIPPER/MERBAN, L.P.
                                   By: Clipper Capital Associates, L.P.
                                         its general partner
                                       By: Clipper Capital Associates, Inc.
                                             its general partner


                                           By:
                                              ---------------------------------
                                           Printed Name:
                                                        -----------------------
                                           Title:
                                                 ------------------------------
                                                 Attn: Eugene Lynch
                                                 650 Madison Avenue, 9th Floor
                                                 New York, New York 10022
                                                 Fax: (212) 940-6055


                                   CLIPPER/EUROPEAN RE, L.P.
                                   By: Clipper Capital Associates, L.P.
                                         its general partner
                                       By: Clipper Capital Associates, Inc.
                                             its general partner


                                           By:
                                              ---------------------------------
                                           Printed Name:
                                                        -----------------------
                                           Title:
                                                 ------------------------------
                                                 Attn: Eugene Lynch
                                                 650 Madison Avenue, 9th Floor
                                                 New York, New York 10022
                                                 Fax: (212) 940-6055

                                 CS FIRST BOSTON MERCHANT
                                 INVESTMENTS 1995/96, L.P.

                                 By: Merchant Capital, Inc.
                                       its general partner
                                     By: Clipper Capital Associates, L.P.
                                         Attorney-in-Fact
                                         By: Clipper Capital Corporation,
                                               its general partner


                                             By:
                                                --------------------------------
                                             Printed Name:
                                                         -----------------------
                                             Title:
                                                   -----------------------------
                                             Attn: Eugene Lynch
                                             650 Madison Avenue, 9th Floor
                                             New York, New York 10022
                                             Fax: (212) 940-6055


                                 FSI NO. 2 CORPORATION


                                 By:
                                    -------------------------------------------
                                 Printed Name:
                                              ---------------------------------
                                 Title:
                                       ----------------------------------------
                                 Two Houston Center, Suite 2907
                                 Houston, Texas  77010
                                 Fax: (713) 654-8184


                                 KOCH CAPITAL SERVICES, INC.


                                 By:
                                    -------------------------------------------
                                 Printed Name:
                                              ---------------------------------
                                 Title:
                                       ----------------------------------------
                                 Attn: C. J. Nelson
                                 4111 East 37th Street North
                                 Wichita, Kansas 67220
                                 Fax: (316) 828-3133

                                   OLYMPUS GROWTH FUND II, L.P.
                                   By: OGP II, L.P., its general partner
                                       By: LJM Corporation, a general partner


                                           By:
                                              -------------------------------
                                           Printed Name:
                                                        ---------------------
                                           Title:
                                                 ----------------------------
                                           Metro Center, One Station Place
                                           Stamford, Connecticut 06902
                                           Fax: (203) 353-5910


                                   OLYMPUS EXECUTIVE FUND, L.P.
                                   By: OEF, L.P.
                                       By: LJM L.L.C., a general partner


                                       By:
                                          -------------------------------------
                                       Printed Name:
                                                    ---------------------------
                                       Title:
                                             ----------------------------------
                                             Metro Center, One Station Place
                                             Stamford, Connecticut 06902
                                             Fax: (203) 353-5910


                                       ----------------------------------------
                                       Gordon A. Cain
                                       Address: 8 Greenway Plaza, Suite 702
                                                Houston, Texas 77046
                                       Fax: (713) 877-8107

                                       ----------------------------------------
                                       William A. McMinn
                                       Address: 8 Greenway Plaza, Suite 702
                                                Houston, Texas 77046
                                       Fax: (713) 877-8107



                                       ----------------------------------------
                                       James Crane
                                       Address: 15350 Vickery Drive
                                                Houston, Texas 77032
                                       Fax: (281) 618-3204


                                       BAYLOR SCHOOL


                                       By:
                                          -------------------------------------
                                       Printed Name:
                                                    ---------------------------
                                       Title:
                                             ----------------------------------
                                       Attn: N. Stewart Saltonstall
                                       Box 1337
                                       Chattanooga, Texas 37401
                                       Fax: (423) 265-4276


                                       VANDERBILT UNIVERSITY


                                       By:
                                          -------------------------------------
                                       Printed Name:
                                                    ---------------------------
                                       Title:
                                             ----------------------------------
                                       Attn: George B. Stadler, Asst. Treasurer
                                       Treasurer's Office
                                       102 Alumni Hall
                                       Nashville, Tennessee 37240
                                       Fax: (615) 343-3930

                                      KINKAID INVESTMENTS FOUNDATION


                                      By:
                                         -------------------------------------
                                      Printed Name:
                                                   ---------------------------
                                      Title:
                                            ----------------------------------
                                      Attn: William M. Wheless III
                                      201 Kinkaid School Dr.
                                      Houston, Texas 77024
                                      Fax: (713) 782-3543



                                      ----------------------------------------
                                      Von D. Oehmig
                                      1230 Scenic Highway
                                      Lookout Mountain, Tennessee 30750
                                      Fax: (706) 820-0323 (Phone (706) 820-0268)



                                      ----------------------------------------
                                      Marian Oehmig Latimer
                                      8 Bartram Road
                                      Lookout Mountain, Tennessee 37350
                                      Fax: (423) 825-0950


                                      WILLIAM C. AND MATILDA PATTON



                                      ----------------------------------------
                                      William C. Patton



                                      ----------------------------------------
                                      Matilda Patton
                                      217 N. Hermitage Avenue
                                      Lookout Mountain, Tennessee 37350
                                      Fax: (423) 265-3217

                                    RAY W. GRIFFIN III



                                    By:
                                       -------------------------------------
                                       Marian Oehmig Latimer (Power of Attorney)
                                    c/o Marian Oehmig Latimer
                                    8 Bartram Road
                                    Lookout Mountain, Tennessee 37350
                                    Fax: (423) 265-3217



                                    ------------------------------------------
                                    Margaret Jones
                                    912 Euclid Avenue
                                    Birmingham, Alabama 35213
                                    Fax: None



                                    ------------------------------------------
                                    Alexander Jones
                                    912 Euclid Avenue
                                    Birmingham, Alabama 35214
                                    Fax: None



                                    ------------------------------------------
                                    Margaret Jones as Custodian for
                                    Andrews Jones Under the Texas UGMA
                                    912 Euclid Avenue
                                    Birmingham, Alabama 35213
                                    Fax: None



                                    ------------------------------------------
                                    Margaret Jones as Custodian for
                                    Michael Jones Under the Texas UGMA
                                    912 Euclid Avenue
                                    Birmingham, Alabama 35213
                                    Fax: None

                                      ----------------------------------------
                                      P. Michael Gilbert
                                      P.O. Box 22522
                                      Houston, Texas 77227
                                      Fax:  (713) 961-0441


                                      1988 OEHMIG DECENDANTS TRUST



                                      By:
                                         ---------------------------------------
                                         Randolph D. Oehmig, Trustee
                                      P.O. Box 3088
                                      Crystal River, Florida 34423-3088
                                      Fax: (352) 795-8755 (Phone (352) 795-2402)



                                      ------------------------------------------
                                      Randolph D. Oehmig
                                      P.O. Box 3088
                                      Crystal River, Florida 34423-3088
                                      Fax: (352) 795-8755 (Phone (352) 795-2402)



                                      ------------------------------------------
                                      William Brittain Oehmig
                                      P.O. Box 2587
                                      Chattanooga, Tennessee 37409
                                      Fax: (423) 756-4111

                                      ------------------------------------------
                                      William C. Oehmig, Custodian for
                                      Gordon D. Oehmig
                                      8 Greenway Plaza, Suite 702
                                      Houston, Texas 77046
                                      Fax: (713) 877-1824


                                      NICHOLAS DIASSI TRUST AGREEMENT



                                      By:
                                         ---------------------------------------
                                         Frank P. Diassi, Trustee
                                      6 Commerce Drive
                                      Cranford, New Jersey 07016
                                      Fax: (908) 276-5635


                                       BRIANNA DIASSI TRUST AGREEMENT



                                      By:
                                         ---------------------------------------
                                         Frank P. Diassi, Trustee
                                       6 Commerce Drive
                                       Cranford, New Jersey 07016
                                       Fax: (908) 276-5635



                                      ------------------------------------------
                                      John K. O'Connor
                                      One Rolling Ridge Road
                                      Northfield, Illinois 60093-1013
                                      Fax: (312) 443-0336

                                    THE DIASSI CHILDREN'S TRUST U/A 12/21/89



                                   By:
                                      ------------------------------------------
                                      Frank P. Diassi, Trustee
                                    c/o Frank P. Diassi, Trustee
                                    6 Commerce Drive
                                    Cranford, New Jersey 07016
                                    Fax: (908) 276-5635


                                    GABRIELLE DIASSI TRUST U/A 9/24/90



                                   By:
                                      ------------------------------------------
                                      Frank P. Diassi, Trustee
                                    6 Commerce Drive
                                    Cranford, New Jersey 07016
                                    Fax: (908) 276-5635



                                    --------------------------------------------
                                    Bryan Clifford Campbell
                                    Custodian for Caroline Frances Campbell UGMA
                                    2904 Greenlee Drive
                                    Austin, Texas 78703
                                    Fax: (512) 388-9244




                                    --------------------------------------------
                                    Bryan Clifford Campbell, Custodian for
                                    Stephen Clifford Campbell UGMA
                                    2904 Greenlee Drive
                                    Austin, Texas 78703
                                    Fax: (512) 388-9244

                                       -----------------------------------------
                                       Bryan Clifford Campbell
                                       2904 Greenlee Drive
                                       Austin, Texas 78703
                                       Fax: (512) 251-1485



                                       -----------------------------------------
                                       William J. Campbell, Custodian for
                                       Andrew Dyer Campbell UGMA
                                       6134 Sugar Hill
                                       Houston, Texas 77057
                                       Fax: (713) 464-0970



                                       -----------------------------------------
                                       William Jefferson Campbell
                                       6134 Sugar Hill
                                       Houston, Texas 77057
                                       Fax: (713) 464-0970



                                       -----------------------------------------
                                       Ross Eastman, Custodian for
                                       Ross Eastman Jr. UGMA
                                       6255 Chevy Chase
                                       Houston, Texas 77057
                                       Fax: (713) 785-0956



                                       -----------------------------------------
                                       Ross Eastman, Custodian for
                                       Alexandra Eastman UGMA
                                       6255 Chevy Chase
                                       Houston, Texas 77057
                                       Fax: (713) 785-0956

                                       -----------------------------------------
                                       Merrie H. Clarke, Custodian for
                                       Julian Patrick Clarke UGMA
                                       3728 Northhampton St. NW
                                       Washington, D.C. 20015
                                       Fax: None



                                       -----------------------------------------
                                       Merrie H. Clarke, Custodian for
                                       Sean McLean Clarke UGMA
                                       3728 Northhampton St. NW
                                       Washington, D.C. 20015
                                       Fax: None



                                       -----------------------------------------
                                       Merrie H. Clarke
                                       3728 Northhampton St. NW
                                       Washington, D.C. 20015
                                       Fax: None



                                       -----------------------------------------
                                       Patricia Meyer Hevrdejs
                                       %Graphic Arts Corp.
                                       2000 N.W. Wilson
                                       Portland, Oregon 97209
                                       Fax: (503) 222-0779



                                       -----------------------------------------
                                       Dale E. Barnes
                                       The Sterling Group
                                       8 Greenway Plaza, Suite 702
                                       Houston, Texas 77046
                                       Fax: (713) 877-1824

                                       -----------------------------------------
                                       Stephen A. Adger
                                       %R.R. Donnelly & Sons
                                       1015 S. Shepherd
                                       Houston, Texas 77019
                                       Fax: (713) 521-9707



                                       -----------------------------------------
                                       William J. Campbell, Custodian for
                                       William J. Campbell, Jr. UGMA
                                       6134 Sugar Hill
                                       Houston, Texas 77057
                                       Fax: (713) 464-0970

                                   SCHEDULE 1

                               Transfers to Donees


                                                                        DATE OF             NUMBER
    TRANSFEROR                           DONEE                          TRANSFER           OF SHARES
    ----------                           -----                          --------           ---------
Frank P. Diassi         Nicholas Diassi Trust Agreement                 08/03/98             10,000
Frank P. Diassi         Brianna Diassi Trust Agreement                  08/03/98             10,000
Frank P. Diassi         The Diassi Children's Trust U/A 12/21/89        04/03/97             40,000
Frank P. Diassi         Gabrielle Diassi Trust U/A 9/24/90              04/03/97             20,000
William C. Oehmig       Baylor School                                   12/20/96                833
William C. Oehmig       Vanderbilt University                           12/20/96              2,083
William C. Oehmig       Kinkaid Investments Foundation                  12/20/96                833
William C. Oehmig       Marian Oehmig Latimer                           12/20/96                833
William C. Oehmig       William C. and Matilda Patton                   12/20/96                833
William C. Oehmig       Ray W. Griffin III                              12/20/96                417
William C. Oehmig       Margaret Jones                                  12/20/96                833
William C. Oehmig       Margaret Jones, as Custodian for Andrews        12/20/96                417
                        Jones under the Texas UGMA
William C. Oehmig       Margaret Jones, as Custodian for Michael        12/20/96                417
                        Jones under the Texas UGMA
William C. Oehmig       Alexander Jones                                 12/20/96                417
William C. Oehmig       P. Michael Gilbert                              12/20/96                417
William C. Oehmig       1988 Oehmig Decendants Trust                    12/20/96              1,667
William C. Oehmig       Randolph D. Oehmig                              12/20/96                833
William C. Oehmig       William Brittain Oehmig                         12/20/96                833
William C. Oehmig       William C. Oehmig, as Custodian for             12/20/96              1,667
                        Gordon D. Oehmig
Frank P. Diassi         John K. O'Connor                                04/03/97              2,000

                                                                        DATE OF             NUMBER
    TRANSFEROR                           DONEE                          TRANSFER           OF SHARES
    ----------                           -----                          --------           ---------
Frank J. Hevrdejs       Bryan Clifford Campbell                         12/16/97               200
Frank J. Hevrdejs       Bryan Clifford Campbell                         12/16/98             1,000
Frank J. Hevrdejs       Bryan Clifford Campbell, as Custodian for       12/16/97               200
                        Caroline Frances Campbell UGMA
Frank J. Hevrdejs       Bryan Clifford Campbell, as Custodian for       12/16/98               400
                        Caroline Frances Campbell UGMA
Frank J. Hevrdejs       Bryan Clifford Campbell, as Custodian for       12/16/97               200
                        Stephen Clifford Campbell UGMA
Frank J. Hevrdejs       Bryan Clifford Campbell, as Custodian for       12/16/98               400
                        Stephen Clifford Campbell UGMA
Frank J. Hevrdejs       William J. Campbell                             12/16/97               200
Frank J. Hevrdejs       William J. Campbell                             12/16/98             1,000
Frank J. Hevrdejs       William J. Campbell, as Custodian for           12/16/97               200
                        Andrew Dyer Campbell UGMA
Frank J. Hevrdejs       William J. Campbell, as Custodian for           12/16/98               400
                        Andrew Dyer Campbell UGMA
Frank J. Hevrdejs       William J. Campbell, as Custodian for           12/16/97               200
                        William J. Campbell, Jr. UGMA
Frank J. Hevrdejs       William J. Campbell, as Custodian for           12/16/98               400
                        William J. Campbell, Jr. UGMA
Frank J. Hevrdejs       Ross Eastman, as Custodian for Ross             12/16/97               200
                        Eastman Jr. UGMA
Frank J. Hevrdejs       Ross Eastman, as Custodian for Ross             12/16/98               400
                        Eastman Jr. UGMA
Frank J. Hevrdejs       Ross Eastman, as Custodian for Alexandra        12/16/97               200
                        Eastman UGMA

                                                                        DATE OF             NUMBER
    TRANSFEROR                           DONEE                          TRANSFER           OF SHARES
    ----------                           -----                          --------           ---------
Frank J. Hevrdejs       Ross Eastman, as Custodian for Alexandra        12/16/98               400
                        Eastman UGMA
Frank J. Hevrdejs       Merrie H. Clarke                                12/16/97               400
Frank J. Hevrdejs       Merrie H. Clarke                                12/16/98             1,000
Frank J. Hevrdejs       Merrie H. Clarke, as Custodian for Julian       12/16/97               200
                        Patrick Clarke UGMA
Frank J. Hevrdejs       Merrie H. Clarke, as Custodian for Julian       12/16/98               400
                        Patrick Clarke UGMA
Frank J. Hevrdejs       Merrie H. Clarke, as Custodian for Sean         12/16/97               600
                        McLean Clarke UGMA
Frank J. Hevrdejs       Merrie H. Clarke, as Custodian for Sean         12/16/98               400
                        McLean Clarke UGMA
Frank J. Hevrdejs       Patricia Meyer Hevrdejs                         12/16/97               400
Frank J. Hevrdejs       Patricia Meyer Hevrdejs                         12/16/98             1,000
Frank J. Hevrdejs       Dale E. Barnes                                  12/16/97               800
Frank J. Hevrdejs       Dale E. Barnes                                  12/16/98             1,000
Frank J. Hevrdejs       Stephen A. Adger                                12/16/97               800
Frank J. Hevrdejs       Stephen A. Adger                                12/16/98             1,000